                                                                 EXHIBIT 10.49


                         LITHIUM TECHNOLOGY CORPORATION

                        INCENTIVE STOCK OPTION AGREEMENT
                            [FOR GRANTS TO EMPLOYEES]


         LITHIUM TECHNOLOGY CORPORATION, a Delaware corporation (the "Company"),
hereby grants to              (the "Optionee"), an Incentive Stock Option (the
"Option") to purchase a total of _______ shares of the Company's Common Stock, at the price set forth herein, and subject to the terms, definitions and provisions of the 1998 Stock Incentive Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. The terms defined in the Plan shall have the same defined meanings herein.

         1. NATURE OF THE OPTIONS. The Incentive Stock Option is intended to qualify as an "incentive stock option" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The shares underlying the Option are hereinafter referred to as the "Shares".

         2. EXERCISE PRICE. The exercise price of the Option is $         per
share for each share subject to the Option.

         3. TERMS OF OPTIONS. This Option is granted in connection with the Optionee's employment by the Company. Subject to provisions contained elsewhere in this Agreement, the Option may be exercised cumulatively as set forth below after the vesting date set forth below, until the day preceding the tenth anniversary of the date hereof (the "Termination Date"):

                 VESTING DATE                        NUMBER OF OPTIONS
                 ------------                        -----------------
                  12/18/98                           [1/3 number of shares]
                  12/18/99                           [1/3 number of shares]
                  12/18/00                           [1/3 number of shares]

         4. ADMINISTRATION. The Plan is administered by committees of the Board, one such committee serving in the event of a grant of an Award to a non-employee director, and the other such committee serving in the event of any other grant of an Award (collectively the "Committee" as defined in the Plan). This second committee is to be composed solely of two or more Non-Employee Directors and if there shall not be at least two Non-Employee Directors, shall be composed of the entire Board. All determinations and acts of the Committee as to any matters concerning the Plan, including interpretations or constructions of this Option and of the Plan, shall be conclusive and binding on the Optionee and any parties claiming through the Optionee.

         5. EXERCISE. Unless the Optionee ceases to be employed by the Company or a direct or indirect subsidiary thereof, the right of the Optionee to purchase Shares hereunder, subject to any installment requirements set forth above, may be exercised in whole or in part at any time after the accrual of such respective installment and prior to the Termination Date, except as otherwise provided herein. The Option may not be exercised for a fraction of a share. Notwithstanding the foregoing, the Optionee's right to exercise the Option shall be subject to Shareholder approval of the Plan and shall be limited by the number of shares of Company Common Stock available for issuance pursuant to Awards granted under the Plan. Notwithstanding any provision to the contrary contained in this Option Agreement, if any of the following events shall occur, the Options shall become immediately exercisable upon the earlier to occur of:
(1) the happening of a Change in Control, as defined in the Plan; 2) the Company's revenues from product sales, as reported in the Company's most recent quarterly or annual report filed with the United States Securities and Exchange Commission, equals or exceeds $1,000,000.00; or 3) the average of the closing bid prices for the Company's Common Stock has been equal to or greater than $5.00 for thirty (30) consecutive business days.

         6. NOTICE OF EXERCISE. The Option shall be exercisable by written notice (the "Notice") which shall state the election to exercise the Option and the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the Optionee's investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the President of the Company. The written notice shall be accompanied by payment in full of the exercise price in cash, or in any other manner approved by the Committee, including payment by surrender of shares of Common Stock of the Company at their fair market value on the date of delivery.

         7. DELIVERY OF CERTIFICATES. As soon as practicable after receipt of the Notice and payment, and subject to the next two paragraphs, the Company shall, without transfer or issue tax or other incidental expense to the Optionee, deliver to the Optionee a certificate or certificates for the shares of Common Stock so purchased. Such delivery shall be made (a) at the offices of the Company at 5115 Campus Drive, Plymouth Meeting, Pennsylvania 19462, (b) at such other place as may be mutually acceptable to the Company and the Optionee, or (c) by certified mail addressed to the Optionee at the Optionee's address shown in the records of the Company.

         8. WITHHOLDING. The Company shall have the right to withhold an appropriate number of shares of Common Stock (based on the fair market value thereof on the date of exercise) for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all tax withholding obligations.

         9. COMPLIANCE WITH LAWS. The Company may postpone the time of delivery of certificate(s) for shares of Common Stock for such additional time as the Company shall deem necessary or desirable to enable it to comply with the requirements of any securities exchange upon which the Common Stock may be listed, or the requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, any rules or regulations of the Securities and Exchange Commission promulgated thereunder, or any applicable state laws relating to the authorization, issuance or sale of securities.

         10. NON-TRANSFERABLE OPTIONS. During the Optionee's lifetime, this Option shall be exercisable only by the Optionee and neither this Option nor any right hereunder may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner otherwise than by will or by the laws of descent or distribution on the terms set forth in Section 13. The terms of this Option Agreement shall be binding upon the executors, administrator, heirs, successors and assigns of Optionee.

         11. DEATH OF OPTIONEE. In the event of the death of Optionee during the term of the Option and while an employee of the Company and having been employed continuously as an employee since the date of grant of the Option, the Option may be exercised, at any time within sixty (60) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance but only to the extent of the right to exercise that had accrued at the date of death. If Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise such portion of Optionee's Option which has vested and which the Optionee was entitled to exercise in the time specified herein, the Option shall terminate.

         12. TERMINATION OF EMPLOYMENT.

         (a) If Optionee's employment by the Company or its direct or indirect subsidiaries terminates for any reason other than by reason of death or disability or "for cause" as defined in Section 12(b) below, all currently exercisable installments of this Option shall remain exercisable for a period of sixty (60) months from the date of termination and, to the extent not exercised, shall terminate. All other non-vested installments of this Option shall immediately and automatically terminate.

         (b) If Optionee's employment by the Company or its direct or indirect subsidiaries terminates by virtue of a termination for cause (as defined in Optionee's Employment Agreement, if applicable or as set forth below) the Committee shall have the right to terminate the Option, upon the date of termination of employment, whether vested or not, in their sole discretion, without prior notice to Optionee. If Employee is not employed pursuant to an Employment Agreement as of the date of termination, cause shall mean the substantial breach or continuous neglect by Employee of his employment obligations, or willful misconduct by Employee in the performance of such obligations which occurs or persists after notice and an opportunity to cure.

         13. DISABILITY OF OPTIONEE. If Optionee is unable to continue his employment or association with the Company as a result of his disability (as such condition is defined in the Plan) Optionee may, but only within sixty (60) months from the date of disability, exercise such portion of the Option which has vested to the extent he was entitled to exercise it at the date of such disability, and such portion of the Option which has not vested shall terminate. If Optionee does not exercise such portion of the Option which has vested and which Optionee was entitled to exercise within the time specified herein, this Option shall terminate.

         14. NON-DILUTION. In the event of any change in the outstanding Common Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger or similar event, the Committee shall adjust proportionally (a) the number of Shares of Stock (i) available for issuance under the Plan and (ii) covered by outstanding Awards denominated in stock or units of stock; (b) the exercise and grant prices dated to outstanding Awards; and (c) the appropriate Fair Market Value and other price determinations for such Awards as the Committee in its sole discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of Participants. Moreover, in the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Awards under the Plan such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards so replaced. The Committee may also make or provide for such adjustments in the number of Shares specified in
Section 3 of the Plan as the Committee in its sole discretion may in good faith determine to be appropriate in order to reflect any such transaction or event. In the event of any other change affecting the Common Stock or any distribution (other than normal cash dividends) to holders of Common Stock, such adjustments in the number and kind of shares and the exercise, grant and conversion prices of the affected Awards as may be deemed equitable by the Committee, including adjustments to avoid fractional shares, shall be made to give proper effect to such event. Upon the occurrence of a "change in control", as defined in the Plan, of the Company, each Option shall at the discretion of the Committee either be cancelled in exchange for a payment in cash of any amount equal to the excess, if any, of the Change in Control price over the exercise price for such Option, or be fully exercisable regardless of the exercise schedule otherwise applicable to such Option and all restricted shares of Stock and all SARs shall become nonforfeitable and be immediately transferable or payable, as the case may be, subject however to Paragraph 9(b) of the Plan. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation not constituting a change in control, the Committee may terminate this Option, authorize the assumption of this Option or substitute a new stock option for this Option, whether or not in a transaction to which Section 424(a) of the Internal Revenue Code applies. The judgment of the Committee with respect to any matter referred to in this paragraph shall be conclusive and binding upon the Optionee and any parties claiming through the Optionee.

         15. REGISTRATION ON FORM S-8. The Company hereby agrees that in the event that during the term Options are exercisable, the Company causes to be filed with the Securities and Exchange Commission a registration statement on Form S-8 (or equivalent form as may be in effect at such time) the Optionee may include in such registration statement all shares underlying options granted to Optionee under the Plan. The Company covenants that it will keep such registration statement current and effective while the Optionee or his guardian or estate has the right to exercise any of the options granted hereunder. The Company also hereby agrees that in the event that during the term the Company causes to be filed with the Securities and Exchange Commission a registration statement on a form other than Form S-8, Optionee shall have "piggyback" registration rights to include in such registration statement all the options and shares underlying options granted to Optionee under the Plan, subject to a reasonable cutback in the inclusion of such options and shares if the Board or the Company's underwriter determines that such cutback is necessary to prevent an adverse effect on the Company's offering.

         16. NON-COMPETITION.

             (a) As consideration in part for the grant of the Options, Optionee agrees that, for a period commencing on the date hereof and ending one year after the termination of his employment with the Company for any reason, Optionee shall not, anywhere in North America, directly or indirectly:

                     (i) solicit or attempt to solicit business of any customers of the Company (including prospective customers solicited by the Company) for products or services the same or similar to those offered, sold, produced or under development by the Company during the term of this employment therewith or dealt in by Optionee during his employment with the Company;

                     (ii) otherwise divert or attempt to divert from the Company any business whatsoever;

                     (iii) solicit or attempt to solicit for any business endeavor any employee of the Company;

                     (iv) interfere with any employment relationship or other business relationship between the Company and any other individual, person, or other entity;

                     (v) use the name of the Company or a name similar thereto;
or

                     (vi) render any services as an officer, director, employee, partner, consultant or otherwise to, or have any interest as a stockholder, partner, lender or otherwise in, any person which is engaged in activities which, if performed by an Optionee would violate this Section 16.

             (b) Optionee agrees that during the term of Optionee's employment with the Company, Optionee will not, anywhere in North America, directly or indirectly, as an independent contractor or otherwise, engage in any activity for or on behalf of any person or entity in a competitive line of business to that carried on by the Company, or engage in any manner in the design, development, manufacturing, assembling, installing and/or marketing of rechargeable lithium battery technology or other technology competitive with the business carried on by the Company or dealt in by Optionee during his or her employment with the Company.


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
             (c) If during the one year period commencing on the termination of Optionee's employment with the Company for any reason, Optionee, directly or indirectly engages, anywhere in North America, as an independent contractor or otherwise, in any activity for or on behalf of any person or entity in a competitive line of business to that carried on by the Company during the term of Optionee's employment therewith, or engages in any manner in the design, development, manufacturing, assembling, installing, and/or marketing of rechargeable lithium battery technology or other technology competitive with the business carried on by the Company during the term of Optionee's employment therewith or dealt in by Optionee during Optionee's employment with the Company, all the non-exercised vested and unvested options held by Optionee shall terminate immediately, notwithstanding any other provisions to the contrary contained herein.

             (d) The provisions contained in paragraphs (b) and (c) of this
Section 16 shall not prevent Optionee from purchasing or owning up to five percent (5%) of the voting securities of any corporation, the securities of which are publicly-traded.

         17. CONFIDENTIALITY.

             (a) Optionee understands and acknowledges that as a result of Optionee's employment with the Company, and involvement with the business of the Company, Optionee is or shall necessarily become informed of, and have access to, confidential information of the Company including, without limitation, inventions, patents, patent applications, trade secrets, technical information, know-how, plans, specifications, marketing plans and information, pricing information, identity of customers and prospective customers and identity of suppliers, and that such information, even though it may have been or may be developed or otherwise acquired by Optionee, is the exclusive property of the Company to be held by Optionee in trust and solely for the Company's benefit. Optionee shall not at any time, either during or subsequent to Optionee's employment hereunder, reveal, report, publish, transfer or otherwise disclose to any person, corporation or other entity, or use, any of the Company's confidential information, without the written consent of the Company's Board of Directors, except for use on behalf of the Company in connection with the Company's business, and except for such information which legally and legitimately is or becomes of general public knowledge from authorized sources other than Optionee.

             (b) Upon termination of Optionee's employment with the Company for any reason, Optionee shall promptly deliver to the Company all drawings, manuals, letters, notes, notebooks, reports and copies thereof and all other materials, including, without limitation, those of a secret or confidential nature, relating to the Company's business which are in Optionee's possession or control. The Company shall reimburse Optionee for any packing or moving costs reasonably incurred by Optionee in connection with the foregoing delivery.

         For purposes of this Section 17 and Section 16, the term "Company" includes the Company and other predecessor corporation, and affiliates (including, without limitation, distributors, licensees, franchisees, subsidiaries and joint ventures).


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
         18. REMEDIES AND SURVIVAL. Because the Company does not have an adequate remedy at law to protect its interest in its trade secrets, privileged, proprietary or confidential information and similar commercial assets, or its business from Optionee's competition, the Company shall be entitled to injunctive relief, in addition to such other remedies and relief that would, in the event of a breach or a threatened breach of the provisions of Sections 16 and 17, be available to the Company. The Company shall not be required to plead or prove the inadequacy of damages. The provisions of Sections 16 and 17 and this Section 18 shall survive any termination of Optionee's employment with the Company for any reason whatsoever.

         19. FAILURE TO PAY. If, upon tender of delivery thereof, the Optionee fails to accept delivery of and pay or have paid for all or any part of the number of shares of Common Stock specified in the Notice, the Optionee's right to exercise this Option with respect to such undelivered and unpaid for shares may be terminated by the Company.

         20. RESTRICTIONS ON TRANSFER OF SHARES UNDERLYING OPTIONS.

         The issuance of the Shares upon the exercise of the Option and the transfer or resale of such Shares shall be subject to such restrictions as are, in the opinion of the Company's counsel, required to comply with the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and the certificate(s) representing such shares shall, if it is deemed advisable by the Company's counsel, bear a legend to such effect.

         21. NO RIGHTS OF SHAREHOLDER. Neither the Optionee nor any person or persons entitled to exercise the Optionee's rights under this Option in accordance herewith shall have any rights to dividends or to Common Stock subject to this Option, except to the extent that a certificate for such shares shall have been issued upon the exercise of this Option as provided herein.

         22. NOTICES. Each notice relating to this Option shall be in writing and delivered in person or by certified mail to the proper address. All notices to the Company shall be addressed to it at its offices at 5115 Campus Drive, Plymouth Meeting, Pennsylvania 19462, attention of the Committee, c/o the Company's Secretary. All notices to the Optionee or other person or persons then entitled to exercise any rights with respect to this Option shall be addressed to the Optionee or such other person or persons at the Optionee's address shown in the records of the Company or the location at which the Optionee is employed by the Company. Anyone to whom a notice may be given under this Option may designate a new address by notice to that effect.

         23. NO RIGHT TO EMPLOYMENT. Neither the adoption of the Plan nor the granting of this Option confers on the Optionee any right to continued employment by the Company (or any of its direct or indirect subsidiaries) or in any way interferes with or alters any of the Company's (and its direct and indirect subsidiaries') rights to terminate the employment by the Company of the Optionee at any time, with or without cause, and without liability therefor. This Option shall not be deemed a part of the Optionee's regular, recurring compensation for any purpose,


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
including, without limitation, for the purposes of any termination indemnity or severance pay law of any jurisdiction.

         24. GOVERNING LAW. This Option and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the Internal Revenue Code of 1986, as amended from time to time, or the securities laws of the United States, shall be governed by and construed under the laws of the State of Delaware.

         IN WITNESS WHEREOF, LITHIUM TECHNOLOGY CORPORATION has caused this Option to be executed by its officers as of the _____ day of __________.


                                          LITHIUM TECHNOLOGY CORPORATION

                                          By:__________________________________
                                             Name:
                                             Title:
ACCEPTED AND AGREED:

______________________

                         LITHIUM TECHNOLOGY CORPORATION

                      NON-QUALIFIED STOCK OPTION AGREEMENT
                            [FOR GRANTS TO EMPLOYEES]


             LITHIUM TECHNOLOGY CORPORATION, a Delaware corporation (the
"Company"), hereby grants to          (the "Optionee"), a Non-Qualified Stock
Option (the "Option") to purchase a total of         shares of the Company's
Common Stock, at the price set forth herein, and subject to the terms, definitions and provisions of the 1998 Stock Incentive Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. The terms defined in the Plan shall have the same defined meanings herein.

             1. NATURE OF THE OPTIONS. The Option is a non-qualified stock option. The shares underlying the Option are hereinafter referred to as the "Shares".

             2. EXERCISE PRICE. The exercise price of the Option is $       per
share for each share subject to the Option.

             3. TERMS OF OPTIONS. This Option is granted in connection with the Optionee's employment by the Company. Subject to provisions contained elsewhere in this Agreement, the Option may be exercised cumulatively as set forth below after the vesting date set forth below, until the day preceding the tenth anniversary of the date hereof (the "Termination Date"):

                  VESTING DATE                       NUMBER OF OPTIONS
                  ------------                       -----------------
                  12/18/98                           [1/3 number of shares]
                  12/18/99                           [1/3 number of shares]
                  12/18/00                           [1/3 number of shares]

         4. ADMINISTRATION. The Plan is administered by committees of the Board, one such committee serving in the event of a grant of an Award to a non-employee director, and the other such committee serving in the event of any other grant of an Award (collectively the "Committee" as defined in the Plan). This second committee is to be composed solely of two or more Non-Employee Directors and if there shall not be at least two Non-Employee Directors, shall be composed of the entire Board. All determinations and acts of the Committee as to any matters concerning the Plan, including interpretations or constructions of this Option and of the Plan, shall be conclusive and binding on the Optionee and any parties claiming through the Optionee.


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
         5. EXERCISE. Unless the Optionee ceases to be employed by the Company or a direct or indirect subsidiary thereof, the right of the Optionee to purchase Shares hereunder, subject to any installment requirements set forth above, may be exercised in whole or in part at any time after the accrual of such respective installment and prior to the Termination Date, except as otherwise provided herein. The Option may not be exercised for a fraction of a share. Notwithstanding the foregoing, the Optionee's right to exercise the Option shall be subject to Shareholder approval of the plan, and shall be limited by the number of shares of Company Common Stock available for issuance pursuant to Awards granted under the Plan. Notwithstanding any provision to the contrary contained in this Option Agreement, if any of the following events shall occur, the Options shall become immediately exercisable upon the earlier to occur of: 1) the happening of a Change in Control, as defined in the Plan; 2) the Company's revenues from product sales, as reported in the Company's most recent quarterly report or annual report filed with the United States Securities and Exchange Commission, equals or exceeds $1,000,000.00; or 3) the average of the closing bid prices for the Company's Common Stock has remained at $5.00 or higher for thirty (30) consecutive business days.

         6. NOTICE OF EXERCISE. The Option shall be exercisable by written notice (the "Notice") which shall state the election to exercise the Option and the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the Optionee's investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment in full of the exercise price in cash, or in any other manner approved by the Committee, including payment by surrender of shares of Common Stock of the Company at their fair market value on the date of delivery.

         7. DELIVERY OF CERTIFICATES. As soon as practicable after receipt of the Notice and payment, and subject to the next two paragraphs, the Company shall, without transfer or issue tax or other incidental expense to the Optionee, deliver to the Optionee a certificate or certificates for the shares of Common Stock so purchased. Such delivery shall be made (a) at the offices of the Company at 5115 Campus Drive, Plymouth Meeting, Pennsylvania 19462, (b) at such other place as may be mutually acceptable to the Company and the Optionee, or (c) by certified mail addressed to the Optionee at the Optionee's address shown in the records of the Company.

         8. WITHHOLDING. The Company shall have the right to withhold an appropriate number of shares of Common Stock (based on the fair market value thereof on the date of exercise) for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all tax withholding obligations.

         9. COMPLIANCE WITH LAWS. The Company may postpone the time of delivery of certificate(s) for shares of Common Stock for such additional time as the Company shall deem necessary or desirable to enable it to comply with the requirements of any securities exchange upon which the Common Stock may be listed, or the requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, any rules or regulations of the Securities and Exchange Commission promulgated thereunder, or any applicable state laws relating to the authorization, issuance or sale of securities.

         10. DEATH OF OPTIONEE. The terms of this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee. In the event of the death of Optionee during the term of the Option, and while an employee of the Company and having been employed continuously as an employee since the date of grant of the Option, the Option may be exercised, at any time within thirty-six (36) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance but only to the extent of the right to exercise that had accrued at the date of death. If Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise such portion of Optionee's Option which has vested and which the Optionee was entitled to exercise in the time specified herein, the Option shall terminate.

         11. FAILURE TO PAY. If, upon tender of delivery thereof, the Optionee fails to accept delivery of and pay or have paid for all or any part of the number of shares of Common Stock specified in the Notice, the Optionee's right to exercise this Option with respect to such undelivered and unpaid for shares may be terminated by the Company.

         12. RESTRICTIONS ON TRANSFER OF SHARES UNDERLYING OPTIONS.

         The issuance of the Shares subject hereto and upon the exercise of the Option and the transfer or resale of such Shares shall be subject to such restrictions as are, in the opinion of the Company's counsel, required to comply with the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and the certificate(s) representing such shares shall, if it is deemed advisable by the Company's counsel, bear a legend to such effect.

         13. NO RIGHTS OF SHAREHOLDER. Neither the Optionee nor any person or persons entitled to exercise the Optionee's rights under this Option in accordance herewith shall have any rights to dividends or to Common Stock subject to this Option, except to the extent that a certificate for such shares shall have been issued upon the exercise of this Option as provided herein.

         14.      TERMINATION OF EMPLOYMENT.

         (a) If Optionee's employment by the Company or its direct or indirect subsidiaries terminates for any reason other than by reason of death or disability or "for cause" as defined in Paragraph 14 (b) below, all currently exercisable installments of this Option shall remain exercisable for a period of sixty (60) months from the date of termination and, to the extent not exercised, shall terminate. All other non-vested installments of this Option shall immediately and automatically terminate.

         (b) If Optionee's employment by the Company or its direct or indirect subsidiaries terminates by virtue of a termination for cause (as defined in Optionee's Employment Agreement, if applicable or as set forth below), the Committee shall have the right to terminate the Option upon the date of termination of employment, whether vested or not, in their sole discretion, without prior notice to Optionee. If Employee is not employed pursuant to an Employment Agreement as of the date of termination, cause shall mean the substantial breach or continuous neglect by Employee of his employment obligations, or willful misconduct by Employee in the performance of such obligations which occurs or persists after notice and an opportunity to cure.

         15. DISABILITY OF OPTIONEE. If Optionee is unable to continue his employment with the Company as a result of his disability (as such condition is defined in the Plan) Optionee may, but only within thirty-six (36) months from the date of disability, exercise such portion of the Option which has vested to the extent he was entitled to exercise it at the date of such disability, and such portion of the Option which has not vested shall terminate. If Optionee does not exercise such portion of the Option which has vested and which Optionee was entitled to exercise within the time specified herein, this Option shall terminate.

         16. NON-DILUTION. In the event of any change in the outstanding Common Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger or similar event, the Committee may adjust proportionally (a) the number of shares of Stock (i) available for issuance under the Plan and (ii) covered by outstanding Awards denominated in stock or units of stock; (b) the exercise and grant prices dated to outstanding Awards; and (c) the appropriate Fair Market Value and other price determinations for such Awards as the Committee in its sole discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of Participants. Moreover, in the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Awards under the Plan such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards so replaced. The Committee may also make or provide for such adjustments in the number of shares specified in
Section 3 of the Plan as the Committee in its sole discretion may in good faith determine to be appropriate in order to reflect any such transaction or event. In the event of any other change affecting the Common Stock or any distribution (other than normal cash dividends) to holders of Common Stock, such adjustments in the number and kind of shares and the exercise, grant and conversion prices of the affected Awards as may be deemed equitable by the Committee, including adjustments to avoid fractional shares, shall be made to give proper effect to such event. Upon the occurrence of a "change in control", as defined in the Plan, of the Company, each Option shall at the discretion of the Committee either be cancelled in exchange for a payment in cash of an amount equal to the excess, if any of the Change in Control Price over the exercise price for such Option, or be fully exercisable regardless of the exercise schedule otherwise applicable to such Option and all restricted shares of Stock and all SARs shall become nonforfeitable and be immediately transferable or payable, as the case may be, subject however to Paragraph 9(b) of the Plan. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation not constituting a change in control, the Committee may terminate this Option, authorize the assumption of this Option or substitute a new stock option for this Option, whether or not in a transaction to which Section 424(a) of the Internal Revenue Code applies. The judgment of the Committee with respect to any matter referred to in this paragraph shall be conclusive and binding upon the Optionee and any parties claiming through the Optionee.

         17. REGISTRATION ON FORM S-8. The Company hereby agrees that in the event that during the term Options are exercisable, the Company causes to be filed with the Securities and Exchange Commission a registration statement on Form S-8 (or equivalent form as may be in effect at such time) the Optionee may include in such registration statement all shares underlying options granted to Optionee under the Plan. The Company covenants that it will keep such registration statement current and effective while the Optionee or his guardian or estate has the right to exercise any of the options granted hereunder. The Company also hereby agrees that in the event that during the term the Company causes to be filed with the Securities and Exchange Commission a registration statement on a form other than Form S-8, Optionee shall have "piggyback" registration rights to include in such registration statement all the options and shares underlying options granted to Optionee under the Plan, subject to a reasonable cutback in the inclusion of such options and shares if the Board or the Company's underwriter determines that such cutback is necessary to prevent an adverse effect on the Company's offering.

         18. NON-COMPETITION.

                  (a) As consideration in part for the grant of the Options, Optionee agrees that, for a period commencing on the date hereof and ending one year after the termination of his employment with the Company for any reason, Optionee shall not, anywhere in North America, directly or indirectly:

                           (i) solicit or attempt to solicit business of any
customers of the Company (including prospective customers solicited by the Company) for products or services the same or similar to those offered, sold, produced or under development by the Company during the term of his employment therewith or dealt in by Optionee during his employment with the Company;

                           (ii) otherwise divert or attempt to divert from the
Company any business whatsoever;

                           (iii) solicit or attempt to solicit for any business
endeavor any employee of the Company;

                           (iv) interfere with any employment relationship or
other business relationship between the Company and any other individual, person, or other entity;

                           (v) use the name of the Company or a name similar
thereto; or

                           (vi) render any services as an officer, director,
employee, partner, consultant or otherwise to, or have any interest as a stockholder, partner, lender or otherwise in, any person which is engaged in activities which, if performed by Optionee would violate this Section 18.

             (b) Optionee agrees that during the term of Optionee's employment with the Company, Optionee will not, anywhere in North America, directly or indirectly, as an independent contractor or otherwise, engage in any activity for or on behalf of any person or entity in a competitive line of business to that carried on by the Company, or engage in any manner in the design, development, manufacturing, assembling, installing, and/or marketing of rechargeable lithium battery technology or other technology competitive with the business carried on by the Company or dealt in by Optionee during his or her employment with the Company.

             (c) If during the one year period commencing on the termination of Optionee's employment with the Company for any reason, Optionee, directly or indirectly engages, anywhere in North America, as an independent contractor or otherwise, in any activity for or on behalf of any person or entity in a competitive line of business to that carried on by the Company during the term of Optionee's employment therewith, or engages in any manner in the design, development, manufacturing, assembling, installing, and/or marketing of rechargeable lithium battery technology or other technology competitive with the business carried on by the Company during the term of Optionee's employment therewith or dealt in by the Optionee during Optionee's employment with the Company, all the non-exercised vested and unvested options held by Optionee shall terminate immediately, notwithstanding any other provisions to the contrary contained herein.

             (d) The provisions contained in paragraphs (b) and (c) of this
Section 18 shall not prevent Optionee from purchasing or owning up to five percent (5%) of the voting securities of any corporation, the securities of which are publicly-traded.

         19. CONFIDENTIALITY.

             (a) Optionee understands and acknowledges that as a result of Optionee's employment with the Company, and involvement with the business of the Company, Optionee is or shall necessarily become informed of, and have access to, confidential information of the Company including, without limitation, inventions, patents, patent applications, trade secrets, technical information, know-how, plans, specifications, marketing plans and information, pricing information, identity of customers and prospective customers and identity of suppliers, and that such information, even though it may have been or may be developed or otherwise acquired by Optionee, is the exclusive property of the Company to be held by Optionee in trust and solely for the Company's benefit. Optionee shall not at any time, either during or subsequent to Optionee's employment hereunder, reveal, report, publish, transfer or otherwise disclose to any person, corporation or other entity, or use, any of the Company's confidential information, without the written consent of the Company's Board of Directors, except for use on behalf of the Company in connection with the Company's business, and except for such information which legally and legitimately is or becomes of general public knowledge from authorized sources other than Optionee.

             (b) Upon the termination of Optionee's employment with the Company for any reason, Optionee shall promptly deliver to the Company all drawings, manuals, letters, notes, notebooks, reports and copies thereof and all other materials, including, without limitation, those of a secret or confidential nature, relating to the Company's business which are in Optionee's possession or control. The Company shall reimburse Optionee for any packing or moving costs reasonably incurred by Optionee in connection with the foregoing delivery.

For purposes of this Section 19 and Section 18, the term "Company" includes the Company and any other predecessor corporation, and affiliates (including, without limitation, distributors, licensees, franchisees, subsidiaries and joint ventures).

         20. REMEDIES AND SURVIVAL. Because the Company does not have an adequate remedy at law to protect its interest in its trade secrets, privileged, proprietary or confidential information and similar commercial assets, or its business from Optionee's competition, the Company shall be entitled to injunctive relief, in addition to such other remedies and relief that would, in the event of a breach or a threatened breach of the provisions of Sections 18 or 19, be available to the Company. The Company shall not be required to plead or prove the inadequacy of damages. The provisions of Sections 18 and 19 and this
Section 20 shall survive any termination of Optionee's employment with the Company for any reason whatsoever.

         21. NO RIGHT TO EMPLOYMENT. Neither the adoption of the Plan nor the granting of this Option confers on the Optionee any right to continued employment by the Company (or any of its direct or indirect subsidiaries) or in any way interferes with or alters any of the Company's (and its direct and indirect subsidiaries') rights to terminate the employment by the Company of the Optionee at any time, with or without cause, and without liability therefor. This Option shall not be deemed a part of the Optionee's regular, recurring compensation for any purpose, including, without limitation, for the purposes of any termination indemnity or severance pay law of any jurisdiction.

         22. NOTICES. Each notice relating to this Option shall be in writing and delivered in person or by certified mail to the proper address. All notices to the Company shall be addressed to it at its offices at 5115 Campus Drive, Plymouth Meeting, Pennsylvania 19462, attention of the Committee, c/o the Company's Secretary. All notices to the Optionee or other person or persons then entitled to exercise any rights with respect to this Option shall be addressed to the Optionee or such other person or persons at the Optionee's address shown in the records of the Company or the location at which the Optionee is employed by the Company. Anyone to whom a notice may be given under this Option may designate a new address by notice to that effect.

         23. GOVERNING LAW. This Option and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the Internal Revenue Code of 1986, as amended from time to time, or the securities laws of the United States, shall be governed by and construed under the laws of the State of Delaware.

         IN WITNESS WHEREOF, LITHIUM TECHNOLOGY CORPORATION has caused this Option to be executed by its officers as of the ___ day of ___.


                                          LITHIUM TECHNOLOGY CORPORATION

                                          By:__________________________________
                                             Name:
                                             Title:
ACCEPTED AND AGREED:

____________________________

                         LITHIUM TECHNOLOGY CORPORATION

                      NON-QUALIFIED STOCK OPTION AGREEMENT
                          [FOR GRANTS TO NON-EMPLOYEES]


         LITHIUM TECHNOLOGY CORPORATION, a Delaware corporation (the "Company"),
hereby grants to          (the "Optionee"), a Non-Qualified Stock Option (the
"Option") to purchase a total of          shares of the Company's Common Stock,
at the price set forth herein, and subject to the terms, definitions and provisions of the 1998 Stock Incentive Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. The terms defined in the Plan shall have the same defined meanings herein.

         1. NATURE OF THE OPTIONS. The Option is a non-qualified stock option. The shares underlying the Option are hereinafter referred to as the "Shares".

         2. EXERCISE PRICE. The exercise price of the Option is $     per share
for each share subject to the Option.

         3. TERMS OF OPTIONS. Subject to provisions contained elsewhere in this Agreement, the Option may be exercised cumulatively as set forth below after the vesting date set forth below, until the day preceding the tenth anniversary of the date hereof (the "Termination Date"):

                  VESTING DATE                       NUMBER OF OPTIONS
                  ------------                       -----------------
                  12/18/98                           [1/3 number of shares]
                  12/18/99                           [1/3 number of shares]
                  12/18/00                           [1/3 number of shares]

         4. ADMINISTRATION. The Plan is administered by committees of the Board, one such committee serving in the event of a grant of an Award to a non-employee director, and the other such committee serving in the event of any other grant of an Award (collectively the "Committee" as defined in the Plan). This second committee is to be composed solely of two or more Non-Employee Directors and if there shall not be at least two Non-Employee Directors, shall be composed of the entire Board. All determinations and acts of the Committee as to any matters concerning the Plan, including interpretations or constructions of this Option and of the Plan, shall be conclusive and binding on the Optionee and any parties claiming through the Optionee.

         5. EXERCISE. The right of the Optionee to purchase Shares hereunder, subject to any installment requirements set forth above, may be exercised in whole or in part at any time after the accrual of such respective installment and prior to the Termination Date, except as otherwise provided herein. The Option may not be exercised for a fraction of a share. Notwithstanding the foregoing, the Optionee's right to exercise the Option shall be subject to Shareholder approval of the plan, and shall be limited by the number of shares of Company Common Stock available for issuance pursuant to Awards granted under the Plan. Notwithstanding any provision to the contrary contained in this Agreement, if any of the following events shall occur, the Options shall become immediately exercisable upon the earlier to occur or: 1) the happening of a Change in Control, as defined in the Plan; 2) the Company's revenues from product sales, as reported in the Company's most recent quarterly or annual report filed with the United States Securities and Exchange Commission, equals or exceeds $1,000,000.00; or 3) the average of the closing bid prices for the Company's Common Stock has remained at $5.00 or higher for thirty (30) consecutive business days.

         6. NOTICE OF EXERCISE. The Option shall be exercisable by written notice (the "Notice") which shall state the election to exercise the Option and the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the Optionee's investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment in full of the exercise price in cash, or in any other manner approved by the Committee, including payment by surrender of shares of Common Stock of the Company at their fair market value on the date of delivery.

         7. DELIVERY OF CERTIFICATES. As soon as practicable after receipt of the Notice and payment, and subject to the next two paragraphs, the Company shall, without transfer or issue tax or other incidental expense to the Optionee, deliver to the Optionee a certificate or certificates for the shares of Common Stock so purchased. Such delivery shall be made (a) at the offices of the Company at 5115 Campus Drive, Plymouth Meeting, Pennsylvania 19462, (b) at such other place as may be mutually acceptable to the Company and the Optionee, or (c) by certified mail addressed to the Optionee at the Optionee's address shown in the records of the Company.

         8. WITHHOLDING. The Company shall have the right to withhold an appropriate number of shares of Common Stock (based on the fair market value thereof on the date of exercise) for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all tax withholding obligations.

         9. COMPLIANCE WITH LAWS. The Company may postpone the time of delivery of certificate(s) for shares of Common Stock for such additional time as the Company shall deem necessary or desirable to enable it to comply with the requirements of any securities exchange upon which the Common Stock may be listed, or the requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, any rules or regulations of the Securities and Exchange Commission promulgated thereunder, or any applicable state laws relating to the authorization, issuance or sale of securities.

         10. DEATH OF OPTIONEE. The terms of this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee. In the event of the death of Optionee during the term of the Option, the Option may be exercised, at any time within thirty-six (36) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance but only to the extent of the right to exercise that had accrued at the date of death. If Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise such portion of Optionee's Option which has vested and which the Optionee was entitled to exercise in the time specified herein, the Option shall terminate.

         11. FAILURE TO PAY. If, upon tender of delivery thereof, the Optionee fails to accept delivery of and pay or have paid for all or any part of the number of shares of Common Stock specified in the Notice, the Optionee's right to exercise this Option with respect to such undelivered and unpaid for shares may be terminated by the Company.

         12. RESTRICTIONS ON TRANSFER OF SHARES UNDERLYING OPTIONS.

         The issuance of the Shares subject hereto and upon the exercise of the Option and the transfer or resale of such Shares shall be subject to such restrictions as are, in the opinion of the Company's counsel, required to comply with the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and the certificate(s) representing such shares shall, if it is deemed advisable by the Company's counsel, bear a legend to such effect.

         13. NO RIGHTS OF SHAREHOLDER. Neither the Optionee nor any person or persons entitled to exercise the Optionee's rights under this Option in accordance herewith shall have any rights to dividends or to Common Stock subject to this Option, except to the extent that a certificate for such shares shall have been issued upon the exercise of this Option as provided herein.

         14. TERMINATION OF ASSOCIATION.

         (a) If Optionee's association with the Company or its direct or indirect subsidiaries terminates for any reason other than by reason of death or disability or "for cause" as defined in Paragraph 14 (b) below, all currently exercisable installments of this Option shall remain exercisable for a period of sixty (60) months from the date of termination and, to the extent not exercised, shall terminate. All other non-vested installments of this Option shall immediately and automatically terminate.

         (b) If Optionee's association with the Company or its direct or indirect subsidiaries terminates by virtue of a termination for cause (as defined in Optionee's Consulting Agreement, if applicable or as set forth below), the Committee shall have the right to terminate the Option, upon the date of termination of association, whether vested or not, in their sole discretion, without prior notice to Optionee. If Optionee is not affiliated with the Company pursuant to a Consulting Agreement as of the date of termination, cause shall mean the substantial breach or continuous neglect by Optionee of his obligations, or willful misconduct by Optionee in the performance of such obligations which occurs or persists after notice and an opportunity to cure.

         15. DISABILITY OF OPTIONEE. If Optionee is unable to continue his association with the Company as a result of his disability (as such condition is defined in the Plan) Optionee may, but only within thirty-six (36) months from the date of disability, exercise such portion of the Option which has vested to the extent he was entitled to exercise it at the date of such disability, and such portion of the Option which has not vested shall terminate. If Optionee does not exercise such portion of the Option which has vested and which Optionee was entitled to exercise within the time specified herein, the Option shall terminate.

         16. NON-DILUTION. In the event of any change in the outstanding Common Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger or similar event, the Committee may adjust proportionally (a) the number of shares of Stock (i) available for issuance under the Plan and (ii) covered by outstanding Awards denominated in stock or units of stock; (b) the exercise and grant prices dated to outstanding Awards; and (c) the appropriate Fair Market Value and other price determinations for such Awards as the Committee in its sole discretion may in good faith determine to be equitably required in order prevent dilution or enlargement of the rights of Participants. Moreover, in the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Awards under the Plan such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards so replaced. The Committee may also make or provide for such adjustments in the number of Shares specified in
Section 3 of the Plan as the Committee in its sole discretion may in good faith determine to be appropriate in order to reflect any such transaction or event. In the event of any other change affecting the Common Stock or any distribution (other than normal cash dividends) to holders of Common Stock, such adjustments in the number and kind of shares and the exercise, grant and conversion prices of the affected Awards as may be deemed equitable by the Committee, including adjustments to avoid fractional shares, shall be made to give proper effect to such event. Upon the occurrence of a "change in control", as defined in the Plan, of the Company, each Option shall at the discretion of the Committee either be cancelled in exchange for a payment in cash of an amount equal to the excess, if any, of the Change in Control Price over the exercise price for such Option, or be fully exercisable regardless of the exercise schedule otherwise applicable to such Option and all restricted shares of Stock and all SARs shall become nonforfeitable and be immediately transferable or payable, as the case may be, subject however to Paragraph 9(b) of the Plan. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation not constituting a change in control, the Committee may terminate this Option, authorize the assumption of this Option or substitute a new stock option for this Option, whether or not in a transaction to which Section 424(a) of the Internal Revenue Code applies. The judgment of the Committee with respect to any matter referred to in this paragraph shall be conclusive and binding upon the Optionee and any parties claiming through the Optionee.

         17. REGISTRATION ON FORM S-8. The Company hereby agrees that in the event that during the term Options are exercisable, the Company causes to be filed with the Securities and Exchange Commission a registration statement on Form S-8 (or equivalent form as may be in effect at such time) the Optionee may include in such registration statement all shares underlying options granted to Optionee under the Plan. The Company covenants that it will keep such registration statement current and effective while the Optionee or his guardian or estate has the right to exercise any of the options granted hereunder. The Company also hereby agrees that in the event that during the term the Company causes to be filed with the Securities and Exchange Commission a registration statement on a form other than Form S-8, Optionee shall have "piggyback" registration rights to include in such registration statement all the options and shares underlying options granted to Optionee under the Plan, subject to a reasonable cutback in the inclusion of such options and shares if the Board or the Company's underwriter determines that such cutback is necessary to prevent an adverse effect on the Company's offering.

         18. NOTICES. Each notice relating to this Option shall be in writing and delivered in person or by certified mail to the proper address. All notices to the Company shall be addressed to it at its offices at 5115 Campus Drive, Plymouth Meeting, Pennsylvania 19462, attention of the Committee, c/o the Company's Secretary. All notices to the Optionee or other person or persons then entitled to exercise any rights with respect to this Option shall be addressed to the Optionee or such other person or persons at the Optionee's address shown in the records of the Company or the location at which the Optionee is employed by the Company. Anyone to whom a notice may be given under this Option may designate a new address by notice to that effect.

         19. GOVERNING LAW. This Option and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the Internal Revenue Code of 1986, as amended from time to time, or the securities laws of the United States, shall be governed by and construed under the laws of the State of Delaware.

         IN WITNESS WHEREOF, LITHIUM TECHNOLOGY CORPORATION has caused this Option to be executed by its officers as of the ___ day of ___.


                                          LITHIUM TECHNOLOGY CORPORATION

                                          By:__________________________________
                                             Name:
                                             Title:

ACCEPTED AND AGREED:


___________________________